Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CapStar Reports Fully Diluted EPS of $0.25 and Fully Diluted Operating EPS of $0.28 for 1Q2019

NASHVILLE, TN, April 24, 2019/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $4.78 million, or $0.25 per share on a fully diluted basis, for the three months ended March 31, 2019, compared to net income of $3.20 million, or $0.25 per share on a fully diluted basis, for the three months ended March 31, 2018.  Operating(1) net income was $5.22 million, or $0.28 per share on a fully diluted basis, for the three months ended March 31, 2019, compared to $3.20 million, or $0.25, for the three months ended March 31, 2018.

“Our first quarter operating performance is reflective of our stated strategy of sound, profitable growth,” said Claire W. Tucker, CapStar’s president and chief executive officer. “Our capital base remains solid with total risk based capital ratio of 12.64% and asset quality is strong evidenced by the low levels of non-performing assets and net charge-offs. We posted operating net income exclusive of merger related charges of $5.22 million resulting in operating return on average assets of 1.06%. Our team of experienced bankers continues to focus on developing full relationships with our clients by winning loan, deposit and treasury management business,” Ms. Tucker continued.  “We are excited to begin 2019 with our partners in East Tennessee with a shared passion for high quality customer service, continued market penetration and enhanced shareholder value.”

Soundness

•	Non-performing assets as a percentage of total assets were 0.14% at March 31, 2019 compared to 0.10% at March 31, 2018.
•	Annualized net charge-offs to average loans was 0.01% for the three months ended March 31, 2019 compared to (-0.07%) for the same period in 2018.
•	The total risk based capital ratio was 12.64% at March 31, 2019 compared to 12.22% at March 31, 2018.

Profitability

Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. CapStar believes these measures are useful to investors as they exclude certain costs resulting from acquisition activity and allow investors to more clearly see the financial results of the CapStar’s operations.

•	Operating return on average assets for the three months ended March 31, 2019 was 1.06% compared to 0.96% for the same period in 2018.
•	Operating return on average tangible equity for the three months ended March 31, 2019 was 10.02% compared to 9.12% for the same period in 2018.
•	The operating efficiency ratio for the three months ended March 31, 2019 was 65.01% compared to 68.74% for the same period in 2018.

(1) For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

“Despite a challenging macro-economic environment with a flat to inverted yield curve, we grew our operating earnings per share by 12.0% from the same period last year and our return on average tangible equity grew to 10.02%,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar. “These are strong fundamental operating metrics that demonstrate our strategy of sound, profitable, growth.”

Growth

•	Operating EPS of $0.28 for the quarter ended March 31, 2019 increased 12.0%, compared to $0.25 for the same period in 2018.
•	Average gross loans for the quarter ended March 31, 2019 increased 48.6% to $1.46 billion, compared to $983.5 million for the same period in 2018.
o	Excluding Day 1 loans from Athens, organic loan growth is 13.2% over 1Q18.
•	Average deposits for the quarter ended March 31, 2019 increased 42.9% to $1.59 billion, compared to $1.11 billion for the same period in 2018.
o	Excluding Day 1 deposits from Athens, organic deposit growth was 11.5% vs. 1Q18.
•	Average total assets for the quarter ended March 31, 2019 increased 47.2% to $1.99 billion, compared to $1.35 billion for the same period in 2018.

“With the acquisition of Athens Federal, we grew our balance sheet in excess of 47.2% from the prior year,” said Mr. Anderson.  “In addition, we have successfully converted all legacy systems and branding so we now operate as one unified team, under one brand and on one core platform.  The entire organization is energized and excited about the opportunities in front of us.”

 Conference Call and Webcast Information

CapStar will host a conference call and webcast at 5:00 p.m. Central Time on Wednesday April 24, 2019.  During the call, management will review the first quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 1094947.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of March 31, 2019, on a consolidated basis, CapStar had total assets of $2.04 billion, gross loans of $1.47 billion, total deposits of $1.68 billion, and shareholders’ equity of $259.75 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, CapStar’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities, including, without limitation, those relating to the acceptance by customers of Athens of CapStar’s products and services, the ability of CapStar to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger, the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected and the opportunities to enhance market share in certain markets and market acceptance of CapStar are generally in new markets. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (Loss) (unaudited) (dollars in thousands, except share data)

First Quarter 2019 Earnings Release

	Three Months Ended
	March 31,
	2019	2018
Interest income:
Loans, including fees	$20,592	$12,234
Securities:
Taxable	1,346	880
Tax-exempt	377	280
Federal funds sold	19	20
Restricted equity securities	187	129
Interest-bearing deposits in financial institutions	446	201
Total interest income	22,967	13,744
Interest expense:
Interest-bearing deposits	1,594	754
Savings and money market accounts	1,718	1,005
Time deposits	1,813	649
Federal funds purchased	4	1
Securities sold under agreements to repurchase	5	—
Federal Home Loan Bank advances	831	489
Total interest expense	5,965	2,898
Net interest income	17,002	10,846
Provision for loan losses	886	678
Net interest income after provision for loan losses	16,116	10,168
Noninterest income:
Treasury management and other deposit service charges	798	402
Net gain on sale of securities	12	—
Tri-Net fees	641	528
Mortgage banking income	1,385	1,313
Other noninterest income	1,899	847
Total noninterest income	4,735	3,090
Noninterest expense:
Salaries and employee benefits	8,432	6,257
Data processing and software	1,474	798
Professional fees	543	474
Occupancy	883	521
Equipment	852	539
Regulatory fees	274	203
Merger related expenses	594	—
Amortization of intangibles	430	10
Other operating	1,243	778
Total noninterest expense	14,725	9,580
Income before income taxes	6,126	3,678
Income tax expense	1,346	483
Net income	$4,780	$3,195
Per share information:
Basic net income per share of common stock	$0.27	$0.27
Diluted net income per share of common stock	$0.25	$0.25
Weighted average shares outstanding:
Basic	17,783,239	11,664,245
Diluted	18,830,933	12,975,759

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

First Quarter 2019 Earnings Release

	Five Quarter Comparison
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Income Statement Data:
Net interest income	$17,002	$17,716	$11,543	$11,587	$10,846
Provision for loan losses	886	1,514	481	169	678
Net interest income after provision for loan losses	16,116	16,202	11,062	11,418	10,168
Treasury management and other deposit service charges	798	793	528	427	402
Net gain (loss) on sale of securities	12	1	(1)	3	—
Tri-Net fees	641	276	374	325	528
Mortgage banking income	1,385	1,324	1,634	1,383	1,313
Other noninterest income	1,899	3,993	683	627	847
Total noninterest income	4,735	6,387	3,218	2,765	3,090
Salaries and employee benefits	8,432	9,475	6,514	6,340	6,257
Data processing and software	1,474	1,424	803	810	798
Professional fees	543	534	255	344	474
Occupancy	883	736	544	535	521
Equipment	852	810	520	602	539
Regulatory fees	274	364	228	233	203
Merger related expenses	594	8,929	540	335	—
Amortization of intangibles	430	442	3	10	10
Other operating	1,243	1,118	663	796	778
Total noninterest expense	14,725	23,832	10,070	10,005	9,580
Net income (loss) before income tax expense	6,126	(1,243)	4,210	4,178	3,678
Income tax (benefit) expense	1,346	(535)	554	665	483
Net income (loss)	$4,780	$(708)	$3,656	$3,513	$3,195
Weighted average shares - basic	17,783,239	17,509,525	12,040,229	11,845,822	11,664,245
Weighted average shares - diluted	18,830,933	18,716,562	13,113,775	13,067,223	12,975,759
Net income (loss) per share, basic	$0.27	$(0.04)	$0.30	$0.30	$0.27
Net income (loss) per share, diluted	0.25	(0.04)	0.28	0.27	0.25
Balance Sheet Data (at period end):
Cash and cash equivalents	$120,321	$105,443	$52,589	$58,222	$51,125
Securities available-for-sale	233,691	243,808	187,469	183,364	189,580
Securities held-to-maturity	3,727	3,734	3,740	3,746	3,752
Loans held for sale	72,870	57,618	50,499	65,320	62,286
Total loans	1,467,786	1,429,794	1,073,870	1,046,525	1,031,821
Allowance for loan losses	(12,959)	(12,113)	(15,218)	(14,705)	(14,563)
Total assets	2,035,811	1,963,883	1,416,907	1,401,181	1,382,745
Non-interest-bearing deposits	312,597	289,552	239,792	223,579	258,161
Interest-bearing deposits	1,366,205	1,280,456	886,611	921,435	869,393
Federal Home Loan Bank advances	75,000	125,000	125,000	95,000	100,000
Total liabilities	1,776,060	1,709,504	1,259,397	1,248,035	1,234,052
Shareholders' equity	$259,751	$254,379	$157,510	$153,146	$148,693
Total shares of common stock outstanding	17,765,124	17,724,721	12,125,122	11,931,131	11,773,358
Total shares of preferred stock outstanding	878,048	878,048	878,048	878,048	878,048
Book value per share of common stock	$14.11	$13.84	$12.25	$12.08	$11.87
Tangible book value per share of common stock *	11.55	11.25	11.74	11.56	11.34
Market value per share of common stock	$14.44	$14.73	$16.72	$18.53	$18.83
Capital ratios:
Total risk based capital	12.64%	12.84%	12.62%	12.53%	12.22%
Tier 1 risk based capital	11.90%	12.13%	11.49%	11.41%	11.11%
Common equity tier 1 capital	11.40%	11.61%	10.83%	10.73%	10.43%
Leverage	10.97%	11.06%	11.02%	10.87%	10.91%

_____________________

*This metric is a non-GAAP financial measure.  See below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

First Quarter 2019 Earnings Release

	Five Quarter Comparison
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Average Balance Sheet Data:
Cash and cash equivalents	$83,689	$83,560	$62,787	$63,064	$60,965
Investment securities	251,631	256,595	196,031	197,933	203,274
Loans held for sale	66,880	52,131	54,701	58,297	68,084
Loans	1,461,696	1,439,652	1,070,060	1,041,835	983,496
Assets	1,988,478	1,940,991	1,421,873	1,396,359	1,351,129
Interest bearing deposits	1,299,205	1,271,602	913,534	901,076	840,871
Deposits	1,588,317	1,579,250	1,147,274	1,138,400	1,111,182
Federal Home Loan Bank advances	117,278	102,304	109,728	99,121	84,533
Liabilities	1,731,373	1,695,181	1,265,610	1,244,824	1,202,854
Shareholders' equity	257,105	245,811	156,264	151,535	148,276
Performance Ratios:
Annualized return on average assets	0.97%	(0.14)%	1.02%	1.01%	0.96%
Annualized return on average equity	7.54%	(1.14)%	9.28%	9.30%	8.74%
Net interest margin (1)	3.75%	3.89%	3.35%	3.46%	3.39%
Annualized Non-interest income to average assets	0.97%	1.31%	0.90%	0.79%	0.93%
Efficiency ratio	67.7%	98.9%	68.2%	69.7%	68.8%
Loans by Type (at period end):
Commercial and industrial	$419,941	$404,600	$398,626	$386,065	$408,353
Commercial real estate - owner occupied	170,558	141,931	117,904	121,475	131,741
Commercial real estate - non-owner occupied	403,443	408,515	286,848	286,769	258,016
Construction and development	162,237	174,670	129,799	96,580	91,953
Consumer real estate	248,943	253,562	112,957	109,915	104,224
Consumer	26,241	25,615	8,274	9,671	9,524
Other	36,366	21,002	19,792	36,428	28,750
Asset Quality Data:
Allowance for loan losses to total loans	0.88%	0.85%	1.42%	1.41%	1.41%
Allowance for loan losses to non-performing loans	757%	583%	271%	271%	1096%
Nonaccrual loans	$1,712	$2,078	$5,610	$5,419	$1,329
Troubled debt restructurings	1,255	1,391	1,146	1,173	1,190
Loans - over 89 days past due and accruing	-	214	215	216	-
Total non-performing loans	1,712	2,078	5,610	5,419	1,329
OREO and repossessed assets	1,038	988	-	-	-
Total non-performing assets	2,750	3,066	5,610	5,419	1,329
Non-performing loans to total loans	0.12%	0.15%	0.52%	0.52%	0.13%
Non-performing assets to total assets	0.14%	0.16%	0.40%	0.39%	0.10%
Non-performing assets to total loans and OREO	0.19%	0.21%	0.52%	0.52%	0.13%
Annualized net charge-offs (recoveries) to average loans	0.01%	1.27%	(0.01)%	0.01%	(0.07)%
Net charge-offs (recoveries)	$40	$4,620	$(32)	$27	$(165)
Interest Rates and Yields:
Loans	5.49%	5.49%	5.00%	5.04%	4.74%
Securities	3.20%	3.30%	2.85%	2.82%	2.68%
Total interest-earning assets	5.06%	5.02%	4.58%	4.58%	4.29%
Deposits	1.31%	1.12%	1.22%	1.11%	0.88%
Borrowings and repurchase agreements	2.85%	2.76%	2.53%	2.53%	2.35%
Total interest-bearing liabilities	1.71%	1.50%	1.64%	1.51%	1.27%
Other Information:
Full-time equivalent employees	289	286	185	183	182

_____________________

This information is preliminary and based on company data available at the time of the presentation.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

First Quarter 2019 Earnings Release

	For the Three Months Ended March 31,
	2019			2018
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,461,696	$19,787	5.49%	$983,496	$11,484	4.74%
Loans held for sale	66,880	805	4.88%	68,084	750	4.47%
Securities:
Taxable investment securities (2)	195,191	1,533	3.14%	156,083	1,009	2.59%
Investment securities exempt from federal income tax (3)	56,440	377	3.38%	47,191	280	3.00%
Total securities	251,631	1,910	3.20%	203,274	1,289	2.68%
Cash balances in other banks	66,335	446	2.73%	48,585	201	1.68%
Funds sold	2,079	19	3.73%	3,539	20	2.28%
Total interest-earning assets	1,848,621	22,967	5.06%	1,306,978	13,744	4.29%
Noninterest-earning assets	139,857			44,151
Total assets	$1,988,478			$1,351,129
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$434,151	1,594	1.49%	$286,335	754	1.07%
Savings and money market deposits	489,989	1,718	1.42%	379,529	1,005	1.07%
Time deposits	375,065	1,813	1.96%	175,007	649	1.50%
Total interest-bearing deposits	1,299,205	5,125	1.60%	840,871	2,408	1.16%
Borrowings and repurchase agreements	119,301	840	2.85%	84,644	490	2.35%
Total interest-bearing liabilities	1,418,506	5,965	1.71%	925,515	2,898	1.27%
Noninterest-bearing deposits	289,111			270,311
Total funding sources	1,707,617			1,195,826
Noninterest-bearing liabilities	23,756			7,027
Shareholders’ equity	257,105			148,276
Total liabilities and shareholders’ equity	$1,988,478			$1,351,129
Net interest spread (4)			3.36%			3.02%
Net interest income/margin (5)		$17,002	3.75%		$10,846	3.39%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

First Quarter 2019 Earnings Release

	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Operating net income:
Net income (loss)	$4,780	$(708)	$3,656	$3,513	$3,195
Add: merger related expenses	594	8,929	540	335	—
Less: income tax impact of merger related expenses	(155)	(1,985)	(141)	(88)	—
Operating net income	$5,219	$6,236	$4,055	$3,760	$3,195

Operating diluted net income per share of common stock:
Operating net income	$5,219	$6,236	$4,055	$3,760	$3,195
Weighted average shares - diluted	18,830,933	18,716,562	13,113,775	13,067,223	12,975,759
Operating diluted net income per share of common stock	$0.28	$0.33	$0.31	$0.29	$0.25

Operating annualized return on average assets:
Operating net income	$5,219	$6,236	$4,055	$3,760	$3,195
Average assets	$1,988,478	$1,940,991	$1,421,873	$1,396,359	$1,351,129
Operating annualized return on average assets	1.06%	1.27%	1.13%	1.08%	0.96%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$257,105	$245,811	$156,264	$151,535	$148,276
Less: average intangible assets	(45,890)	(45,687)	(6,220)	(6,228)	(6,238)
Average tangible equity	211,215	200,124	150,044	145,307	142,038
Operating net income	$5,219	$6,236	$4,055	$3,760	$3,195
Operating annualized return on average tangible equity	10.02%	12.36%	10.72%	10.38%	9.12%

Operating efficiency ratio:
Total noninterest expense	$14,725	$23,832	$10,070	$10,005	$9,580
Less: merger related expenses	(594)	(8,929)	(540)	(335)	—
Total operating noninterest expense	14,131	14,903	9,530	9,670	9,580
Net interest income	17,002	17,716	11,543	11,587	10,846
Total noninterest income	4,735	6,387	3,218	2,765	3,090
Total revenues	$21,737	$24,103	$14,761	$14,352	$13,936
Operating efficiency ratio:	65.01%	61.83%	64.56%	67.38%	68.74%

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Tangible Equity:
Total shareholders' equity	$259,751	$254,379	$157,510	$153,146	$148,693
Less: intangible assets	(45,618)	(46,048)	(6,219)	(6,222)	(6,232)
Tangible equity	$214,133	$208,331	$151,291	$146,924	$142,461

Tangible Common Equity:
Tangible equity	$214,133	$208,331	$151,291	$146,924	$142,461
Less: preferred equity	(9,000)	(9,000)	(9,000)	(9,000)	(9,000)
Tangible common equity	$205,133	$199,331	$142,291	$137,924	$133,461

Tangible Book Value per Share of Common Stock:
Tangible common equity	$205,133	$199,331	$142,291	$137,924	$133,461
Total shares of common stock outstanding	17,765,124	17,724,721	12,125,122	11,931,131	11,773,358
Tangible book value per share of common stock	$11.55	$11.25	$11.74	$11.56	$11.34